                                  ASTREX, INC.
                               205 Express Street
                               Plainview, NY 11803



                                                                  August 26,1996


The Securities and Exchange Commission
450 5th Street NW
Washington, DC 20549

Dear Securities and Exchange Commission,

     Astrex, Inc. is electronically filing the Preliminary Proxy Statement, along with the letter to shareholders, the notice of annual meeting and form of Proxy card.

Astrex, Inc. is a Small Business Issuer.

     If you have any comments please contact our SEC attorney Mr. Michael Harvey or Mr. Daren Domina at:

Kaufman, Goldstein, Gartner & Taub, P.C.
342 Madison Avenue
Suite 1660, 16th Floor
New York, NY 10173-0016

Telephone Number:                   (212) 490-6080
Fax Number:                         (212) 972-0239


     If you need to contact me please call me at (516) 433-1700 ext. 204.


                                                                      Sincerely,

                                                                 Irene S. Marcic
                                                                 Irene S. Marcic
                                                                 Chief Financial
                                                                         Officer

                                  ASTREX, INC.
                               205 Express Street
                               Plainview, NY 11803





                                                              September 13, 1996



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Astrex, Inc. on Monday, October 14, 1996 at 11:00 a.m. at the offices of the Company, 205 Express Street, Plainview, New York.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED. PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. If you have multiple stockholder accounts and receive more than one set of these materials, please be sure to vote each proxy and return it in the postage-paid envelope provided.

     Thank you for your continued interest and cooperation.



                                Very truly yours,





                         JOHN C. LORING               MICHAEL MCGUIRE
                         Chairman of the              President and
                         Board of Directors           Chief Executive Officer

                                  ASTREX, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     Notice is hereby given that the Annual Meeting of Stockholders of Astrex, Inc. (the "Company") will be held on Monday, October 14, 1996 at 11:00 a.m. EST at the offices of the Company, 205 Express Street , Plainview, New York 11803 for the following purposes:

     (1) to amend the by-laws to increase the number of directors and to create a third class of directors,

     (2)  to elect directors, and

     (3) to consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The holders of record of Common Stock at 5:00 p.m. EST September 11, 1996 will be entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. A list of the holders of record of the Common Stock as of 5:00 p.m. September 11, 1996 will be open to the examination of any such stockholder for any purpose germane to the Annual Meeting after September 13, 1996 at the Company's offices at 205 Express Street, Plainview, New York, during normal business hours.

                       By Order of the Board of Directors



                                 IRENE S. MARCIC
                                    Secretary



Dated:  September 13, 1996



                                    IMPORTANT

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. EVEN IF YOU PLAN TO BE PRESENT, PLEASE MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                                 PROXY STATEMENT
           PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF
                                      1934
                                (Amendment No. )

            FOR ANNUAL MEETING FOR FISCAL YEAR ENDING MARCH 31, 1996


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to ss.240.14a-11(c) oR ss.240.14a-12




                                  ASTREX, INC.
                (Name of Registrant as Specified In Its Charter)



            ---------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement if other than the
                                   Registrant)


Payment of Filing Fee (Check the appropriate box):

[ X] $125 per Exchange Act Rules 0-11(c)(1)(ii),
     14a-6(i)(1), or 14a-6(i)(2).

[ ] $500 per  each  party  to the  controversy  pursuant  to  Exchange  Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

4)   Proposed maximum aggregate value of transaction: ------------------.


1 Set forth the amount on which the filing fee is calculated and state how it was determined.
[ ] Fee paid with  preliminary  materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form of Schedule and date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No:
         3) Filing Party:
         4) Date Filed:

                                  ASTREX, INC.

                                 PROXY STATEMENT
        FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 14, 1996


GENERAL INFORMATION

     This Proxy Statement is furnished to stockholders of Astrex, Inc., a Delaware corporation (the "Company" or "Astrex") in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders to be held on Monday, October 14, 1996 at 11:00 a.m. at the principal executive offices of the Company, 205 Express Street , Plainview, New York 11803 and at any adjournment or postponement thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders.

     At 5:00 p.m. EST on September 11, 1996 (the "record date") there were outstanding and entitled to vote 5,375,363 shares of the Company's $0.01 par value common stock (the "Common Stock"). The holders of record of Common Stock on the record date will be entitled to one vote per share.

     A copy of the Company's Form 10-KSB Annual Report for the fiscal year ended March 31, 1996 ("Form 10-KSB") which has been adopted by the Company as its Annual Report for the fiscal year ended March 31, 1996 has been or is being furnished (together with a copy of the Company's Form 10-QSB Quarterly Report for the first quarter ended June 30, 1996 ["Form 10-QSB"]) with the proxy materials, which are being mailed on or about September 13, 1996 to the holders of record of Common Stock on the record date.


VOTING AND PROXY PROCEDURES

     Properly executed proxies received in time for the meeting will be voted. Stockholders are urged to specify their choices on the proxy, but if no choice is specified, eligible shares will be voted in favor of the Proposals below and to elect the persons named below as directors and for the terms set forth below. At the date of this Proxy Statement management of the Company knows of no other matters which are likely to be brought before the Annual Meeting. However, if any other matters should properly come before the Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on such matters.

     If the enclosed proxy is executed and returned, it may nevertheless be revoked by a later-dated proxy or by written notice filed with the Secretary at the Company's executive offices at any time before the proxy is exercised. Stockholders attending the Annual Meeting may revoke their proxies and vote in person. The Company's executive offices are located at 205 Express Street, Plainview, New York 11803.

     The holders of a majority of the total shares of Common Stock issued and outstanding at the record date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. The affirmative vote of a plurality of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required for the election of directors and the affirmative vote of a majority of the total shares of Common Stock present in person or represented by proxy and entitled to vote at the Meeting is required for the approval of any other matters as may properly come before the Meeting or any adjournment or postponement thereof.

     Abstentions and broker non-votes are counted toward the calculation of a quorum. An abstention with respect to election of directors will have no effect in determining whether a director has received a plurality of votes. For all other purposes, an abstention will be included in determining the majority needed for passage of a proposal and will have the same effect as a vote against the proposal. Broker non-votes will not be considered in determining the majority needed for passage of a proposal because they are not deemed "present" for vote on a proposal and therefore will have no effect on the outcome of either a proposal or an election.

     The cost of solicitation of proxies will be paid by the Company. In addition to solicitation by mail, proxies may be solicited by the directors, officers and employees of the Company, without additional compensation, by personal interview, telephone, telegram or otherwise. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries who hold the voting securities of record for the forwarding of solicitation materials to the beneficial owners thereof. The Company will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of- pocket expenses incurred by them in connection therewith.


                            OWNERSHIP OF COMMON STOCK

     The following table sets forth the number and percentage of shares of the Company's Common Stock beneficially owned as of the record date by persons who are known by the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of the record date, and the directors of the Company and its chief executive officer, and all officers and directors of the Company as a group. For purposes of this Proxy Statement, beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission (the "Commission") to mean generally the power to vote or dispose of shares, regardless of any economic interest therein. The persons listed have sole voting power and sole dispositive power with respect to all shares set forth in the table unless otherwise specified in the footnotes to the table.


BENEFICIAL HOLDERS OF MORE THAN 5%


NAME AND ADDRESS OF BENEFICIAL OWNERS         AMOUNT AND NATURE
                                           OF BENEFICIAL OWNERSHIP           PERCENT OF  CLASS 1

Howard Amster2                                 1,209,311                            22.50%
205 Express Street
Plainview, New York  11803




William Costaras                                  336,184                            6.25%
23811 Chagrin Blvd. Suite 200
Chagrin Plaza East
Beachwood, Ohio 44122



FMR, Corp.                                       565,723                            10.52%
82 Devonshire Street
Boston, Massachusetts  02109


                                       2



Herzog, Heine, Geduld, Inc.                     590,723                             10.99%
26 Broadway
New York, New York 10004




Libra-Wilshire Partners, LP                     923,586                             17.18%
11766 Wilshire Boulevard
Los Angles, California  90025




John C. Loring 3                                 980,263                            18.24%
205 Express Street
Plainview, New York  11803


OFFICER AND DIRECTOR HOLDINGS



NAME AND ADDRESS OF BENEFICIAL OWNERS         AMOUNT AND NATURE
                                           OF BENEFICIAL OWNERSHIP           PERCENT OF  CLASS 1

Howard Amster 2                                  1,209,311                          22.50%

John C. Loring 3                                   980,263                          18.24%

Michael McGuire 4                                  217,975                           4.06%

Mark Schindler                                      1,449                               *

David S. Zlatin                                       --                               --

All Other Officers                                 87,058                            1.62%

All Officers and Directors as a group
 (8 persons)                                     2,496,056                          46.44%

* Less than 1%.

1 Based on 5,375,363 shares outstanding.

2 Includes 73,886 shares owned by his spouse, the beneficial ownership of which he disclaims.

3 Includes 77,170 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims

4 Includes 90,537 shares owned by his spouse's IRA, the beneficial ownership of which he disclaims.



                          PROPOSAL TO AMEND THE BY-LAWS
                     WITH RESPECT TO THE BOARD OF DIRECTORS
                                  (PROPOSAL 1)

     In accord with the Company's present by-laws, the Board of Directors presently consists of four members, each of whom serves a term of two years (or until a successor is elected and shall have qualified to so serve), divided into two equal classes with one class being elected at each annual meeting. The Company wishes to expand the Board of Directors to five members and to create a third class of directors. If the proposed by-law amendment is enacted the Board of Directors will consist of five, rather than four, members, each of whom will serve a term of three, rather than two, years (or until a successor is elected and shall have qualified to so serve), divided into three, rather than two, equal classes (or in the event the classes cannot be mathematically equal, with the odd number being Class I) with, except for this current annual meeting, one class being elected at each annual meeting. For the current annual meeting the proposed by-law amendment further provides that all directors of all classes be elected to staggered terms, Class I to a term of one year, Class II to a term of two years, and Class III to a term of three years. Adoption of this amendment may make it more difficult after this annual meeting for a person or group to effect a contested takeover of the Company because there will be three classes of directors rather than two, with each class serving a term of three years rather than two years. If the by-laws are not amended as proposed then the Board of Directors will continue to consist of four directors, each of whom serves a term of two years with only the present two Class II directors being elected at this annual meeting and the present Class I directors continuing to serve until next year's annual meeting. It is the intention of the persons name in the enclosed proxy to vote such proxy in favor of adopting this Proposal 1.

     As amended Sections 2 and 3 of Article II of the Company's By-Laws would read in its entirety as follows:

     "Section 2. NUMBER. The number of directors shall be five (5) provided that in the event a then serving director resigns, is removed, is not renominated for election or is otherwise unable to serve, the Board of Directors shall not be obligated to elect or nominate for election a replacement."

     "Section 3. TERM OF OFFICE AND QUALIFICATIONS. Directors need not be stockholders. Directors shall be divided into three (3) classes, Class I, Class II, Class III. The directors shall be evenly distributed between the three classes, but to the extent that is not possible then Class I shall consist of the odd number of directors. All three classes of directors shall be initially elected at the Annual Meeting held in calendar year 1996 for the following terms and until their successors are elected and shall have qualified to so serve:
Class I for a term of one year, Class II for a term of two years, and Class III for a term of three years. Thereafter, the term of each director shall be three years and until a successor is elected and shall have qualified to so serve. The Board of Directors may remove a Director for cause."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENT TO SECTIONS 2 AND 3 OF ARTICLE 2 OF THE BY-LAWS.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 2)

     If the immediately above Proposal 1 is adopted, the Board of Directors will consist of five directors divided into three classes, all of whom are to be elected at this Annual Meeting as follows: Class I for a term of one year (Michael McGuire being the nominee), Class II for a term of two years (Mark Schindler and David S. Zlatin being the nominees), and Class III for a term of three years (Howard Amster and John C. Loring being the nominees) or until, in each case, a successor is elected and shall have qualified to so serve. If Proposal 1 is not adopted the Board of Directors will continue to consist of four directors divided into two classes (Howard Amster and John C. Loring being the present Class I directors and Mark Schindler and David S. Zlatin being the present Class II directors) with Class II to be elected for a term of two years or until a successor is elected and shall have qualified to so serve, at this annual meeting. The directors are equal in all respects except for when they are elected.

     The Board of Directors has nominated Mark Schindler and David S. Zlatin as the Class II directors regardless of whether Proposal 1 is or is not adopted. In the event that Proposal 1 is adopted the Board of Directors has further nominated Michael McGuire as the Class I director and Howard

Amster and John C. Loring as the Class III directors. It is the intention of the persons named in the enclosed proxy to vote such proxy for the election of such nominees.

     Management of the Company does not contemplate that any of such nominees will become unavailable for any reason, but if that should occur before the meeting or should there be additional board vacancies, proxies that do not withhold authority to vote for directors will be voted for another nominee, or other nominees, in accordance with the best judgment of the person or persons appointed to vote the proxy.

     The enclosed form of proxy provides a means to vote for all of the nominees listed therein, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Each properly executed proxy received in time for the meeting will be voted as specified therein, or if a stockholder does not specify in the executed proxy how the shares represented by the proxy are to be voted, such shares shall be voted for the nominees listed therein or for other nominees as provided above.

     The following table sets forth for current officers and directors and each nominee for election as director, (i) that person's name, (ii) if applicable the Director Class nominated for, (iii) all positions with the Company held by that person, (iv) that person's age, (v) that person's principal occupation for the past five years and (vi) with respect to nominees for election as directors, the date on which that person first became a director of the Company. Unless otherwise indicated, each person has held the position shown, or has been associated with the named employer in an executive capacity, for more than five years. The present terms of the directors are for two years, if the proposed by-law amendment is adopted (Proposal 1) the initial terms of Classes I, II, & III will be for one, two and three years respectively and thereafter three years for each class, and, in all cases, until their respective successors are elected and qualified. The terms of officers expire at the pleasure of the Board of Directors.



NAME, AGE, CAL. YEAR FIRST
BECAME A DIRECTOR OR OFFICER
& DIRECTOR CLASS IF APPLICABLE                  PRINCIPAL OCCUPATION

Howard Amster                  Private investor and registered  representative
Director                       with Everen  Securities,  Inc.,
48 - since 1992                Cleveland, Ohio. Director, Geauga Savings
Presently Class I,             Bank, a northern Ohio savings and
Proposed Class III             loan; Trustee, CleveTrust Realty
                               Investors, a real estate company.

John C. Loring                 Attorney and private investor, Chicago, Illinois.
Director and Chairman          Director, Fleet Aerospace, Inc., a manufacturer
51 - since 1988                of components for the aerospace market; Director,
Presently Class I,             Guardian Bankcorp., Inc., and Director,
Proposed Class III             Geauga Savings Bank, a northern Ohio savings and
                               loan.

Michael McGuire                Mr. McGuire joined the Company in 1969.
CEO and President              Prior to becoming CEO and President he was the
42 - since 1991                Company's General Manager and Director of
Nominated to be the proposed   Operations.
new Class I  Director

Irene S. Marcic                Prior to joining the Company in 1993,
CFO, Vice President,           Ms. Marcic, a Certified Public Accountant, was
Treasurer and Secretary        employed with KPMG Peat Marwick LLP as a Senior
28 - since 1993                Accountant.

Mark Schindler                 Mr. Schindler is a self-employed consultant,
Director                       private investor, and a partner of Madison
74 - since 1960                Venture Capital Partners, New York, New York.
Class II                       Mr. Schindler was formerly
                               a director and officer of Natural Child Care, Inc./Winners All International, Ltd., Light
                               Savers U.S.A., Inc., and Servtex International
                               Inc./Hymedix, Inc. Mr. Schindler is
                               also a founder, officer and director of Kushi
                               Macrobiotics, Inc. Mr. Schindler founded
                               Astrex, Inc.

David S. Zlatin                Chief Operating Officer of Ramat Securities,
Director                       Ltd., Rabbi and private investor.
44 - since 1993
Class II

Nancy Shields                  Ms. Shields joined the Company in 1990.
Vice President                 Prior to becoming Vice President she was the
39 - since 1995                Corporate Product Manager and
                               has worked in the electronics distribution industry since 1977.

Kenneth Chaplar                Mr. Chaplar joined the Company in 1994 as the
Vice President                 Director of New Business Development. Prior to
58 - since 1995                1994 Mr. Chaplar was part owner of a
                               manufacturers representative firm and has worked in the electronics industry since 1960.

     Mssrs. Amster, Loring and McGuire are members of the Board Executive Committee. The Executive Committee normally meets twice a month. In addition John C. Loring is Chairman and Secretary of the Company's wholly owned subsidiary Avest, Inc., and David Zlatin is President and Treasurer of Avest, Inc. They are also AVest's two directors. The officers and directors of the Company's wholly owned subsidiary T.F. Cushing, Inc. are the same as for the Company.

     The following table shows information concerning the compensation paid or awarded by the Company and its subsidiaries for services to its Chief Executive Officer during fiscal years ending March 31, 1996, 1995 and 1994. Other than Mr. McGuire there were no executive officers of the Company whose compensation was or exceeded $100,000. The Company (i) has no retirement, pension, profit sharing, stock option, stock appreciation rights or long term incentive plans for the years in question, (ii) has not awarded any bonuses during or for the years in question, except as set forth in the table below, and to one other executive officer, and (iii) has no employment contracts or termination of employment and change of control arrangements for any of the Company's executive officers.


                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                  ANNUAL COMPENSATION
                                                                  -------------------
NAME AND PRINCIPAL POSITION              FISCAL YEAR            SALARY ($)        BONUS ($)
- ---------------------------              -----------            ----------        ---------

Michael McGuire                              1996                $150,000         $51,500
CEO & President                              1995                $150,000         $      -
                                             1994                $153,662         $30,000


     For the fiscal year ending March 31, 1997, Mr. McGuire will receive an annual salary of $155,000, a bonus of not less than $30,000 and a car allowance of $6,000.

     In the first quarter of fiscal year 1997, the Company awarded 135,000 unregistered lettered shares of the Company's common stock to 19 employees (including Mr. McGuire), none of whom received more than 15,000 shares. To the extent an employee ceases to be employed by the Company prior to March 31, 2000 (other than on account of death) the shares awarded to said employee are forfeit to the Company.

     The Board of Directors held three meetings during fiscal year ending March 31, 1996. Each of the directors of the Company attended each of those meetings. There were no active standing committees of the Board of Directors during that fiscal year. During that fiscal year the board of directors meeting fees were $750 for attendance in person and by telephone. Pursuant to this arrangement each of the directors received $2,250. In addition, during the fiscal year ending March 31, 1996 (i) Mr. Loring for services as Chairman of the Board received 200,000 shares of unregistered and restricted Common Stock and $25,000, and (ii) Mr. Amster received 200,000 shares of unregistered and restricted Common Stock. The stock compensation received by Messr. Loring and Amster was subject to the right of the Company to repurchase said shares for one cent per share if the director who received said shares ceases to be a director of the Company prior to January 1, 1997 other than because of his death or disability or the dissolution of the Company. In fiscal 1996, the charge to earnings as a consequence of Messr. Amster and Loring's stock compensation was $12,000. For the fiscal year ended March 31, 1995, Mr. Loring received $40,000 for services as Chairman of the Board. For the fiscal year to end March 31, 1997 Mssrs. Amster and Loring will each receive $27,000 for their services as members of the Board's Executive Committee and Mr. Loring will receive $25,000 for his services as Chairman of the Board.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Irene S. Marcic, David S. Zlatin, Nancy Shields and Kenneth Chaplar, who owned no common stock at the time of their respective elections to office, have each belatedly filed one SEC Form 3. The Company is not aware of any other persons who failed to file on a timely basis any reports relating to the Company required by Section 16(a) of the Securities Exchange Act during the fiscal year that ended March 31, 1996.

                              RELATED TRANSACTIONS

                                      None


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected KPMG Peat Marwick LLP as the Company's independent public accountants for the current year. Representatives of KPMG Peat Marwick LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Board of Directors of the Company selects and ratifies the appointments of the independent public accountants for the Company.


                        PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposals of holders of Common Stock intended to be presented at the Annual Meeting of Stockholders of the Company to be held in calendar year 1997 must be received by the Company, addressed to the Secretary of the Company at 205 Express Street, Plainview, New York 11803, no later than June 30, 1997, to be considered for inclusion in the Proxy Statement and form of proxy relating to that meeting.

                                      PROXY

                                  ASTREX, INC.

                  205 EXPRESS STREET PLAINVIEW, NEW YORK 11803
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints John C. Loring and Howard
Amster and each of them, proxies, with full power of substitution, to vote the shares of Common Stock of Astrex, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Monday, October 14, 1996 and any adjournments or postponement thereof, on the matters set forth in the Notice of Meeting and Proxy Statement dated September 13,
1996, as follows on the reverse side of this proxy card:


                         (TO BE SIGNED ON REVERSE SIDE)

Please mark your
votes as in this
example.


1. Proposal to amend the Company's By-Laws to provide for the adoption of Proposal 1:

         _   For                    _   Against                  _   Abstain

2.  Election of Directors

         Class II (for the term ending 1998)
         Nominees:    Mark Schindler
                      David S. Zlatin


         If Proposal 1 is adopted:    Class I (for the term ending 1997)
                                      Nominee:    Michael McGuire


         If Proposal 1 is adopted:    Class III (for the term ending 1999)
                                      Nominee:    Howard Amster
                                                  John C. Loring

[ ] For all nominees listed above       [ ] Withhold authority to vote for all
                                            nominees listed above


To withhold authority to vote for any individual nominee, print that nominee's name in the space provided below; the Proxies shall vote for the election of any nominee not listed below.

- --------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.
IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR
PROPOSAL 1 AND FOR EACH OF THE NOMINATED DIRECTORS.


Please mark, sign, date and return the proxy card promptly using the enclosed envelope.


SIGNATURE                                     DATE
- --------------------------------------------------------------------------------



SIGNATURE                                     DATE
- --------------------------------------------------------------------------------
             Signature if held jointly

NOTE: Please sign exactly as your name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please give in full corporate name by President or other authorized officer. If a partnership, please sign in full partnership name by authorized person.